Name                                       Dated           Amount
---------------------------------------    ------------    ----------

Southshore Capital, Ltd.*                  July 9, 1999    $1,100,000

*    This document has been filed.

                               SECURITY AGREEMENT

         This  Security  Agreement  (the "Agreement")  is made  between Swissray
International Inc., as borrower ("Borrower"), and Southshore Capital. Ltd. ("Secured Party").

         For good and valuable consideration, receipt of which is hereby acknowledged, Borrower and Secured Party hereby agree as follows:

         1. Grant of Security Interest. Borrower hereby grants to Secured Party a security interest in each of those items as described in Exhibit A attached hereto and made a part hereof (cumulatively being referred to as the "Collateral") and all proceeds (as that term is defined in the New York Uniform Commercial Code) of any and all of the property referred to in Exhibit A.

         Borrower and Secured Party acknowledge their mutual intent that all security interests contemplated herein are given as a contemporaneous exchange for new value to Borrower.

         2. Debts Secured.The security interest granted by this Agreement shall secure the following obligation, which is a full recourse obligation of the
Borrower: Promissory Note of Swissray International, Inc. issued in favor of Secured Party dated July 9, 1999 in the principal amount of not more than One
Million One Hundred Thousand Dollars ($1,100,000) (the "Note"), any and all renewals, extensions, replacements, modifications and amendments thereof (including any which increase the original principal amount).

         3. Perfection and Enforcement of Assignment and Security Interest. Borrower agrees to deliver any and all documents or similar instruments evidencing the Collateral, to Secured Party or Secured Party's counsel, at the time of execution of this Agreement. Borrower agrees to give good faith, diligent cooperation to Secured Party and to perform such other acts as reasonably requested by Secured Party for perfection and enforcement of said security interest, including the filing of a UCC-1 Financing Statement with the New York Secretary of State's Office, if applicable. Borrower will promptly deliver to Secured Party all written notices, or other documents constituting or relating to the Collateral and will promptly give Secured Party written notice of any other notices which are received in the future by Borrower with respect to the Collateral.

         4. Secured Creditors. Borrower represents and warrants that it does not have any outstanding security interests relating to the collateral other than those set forth in Exhibit B attached hereto and made a part hereof and it shall not create or incur any indebtedness or obligation for borrowed money except for indebtedness with respect to trade obligations and other normal accruals in the ordinary course of business not yet due and payable, and shall not grant any other security interests in the Collateral until payment and performance in full of the obligations hereunder, unless Secured Party otherwise consents in writing, which consent shall not be unreasonably withheld.

         5. Representations  and  Warranties  Concerning  Collateral.   Borrower
represents and warrants that:

                  a.       Borrower is the sole owner of the Collateral.

                  b. The Collateral is not subject to any security interest, lien, prior assignment, or other encumbrance of any nature whatsoever except for the security interest created by this Note and Agreement and except as may be indicated in Exhibit B heteto.

                  c. Borrower's attorney shall prepare and have forwarded by overnight courier a UCC-1 financing statement (See copy off UCC-1 attached hereof as Exhibit C) in favor of Secured Party placing Secured Party in a first lien position concerning the Collateral.

                  d. The Borrower has been duly organized, is validly existing and is in good standing under the laws of the State of New York and is duly qualified and in good standing in each other state in which the nature of its activities requires it to be so qualified.

                  e. The Borrower has not changed its name or been the subject of any merger, consolidation or other corporate reorganization during the four month period immediately prior to the date of this Agreement.

                  f. The Borrower has all requisite power and authority to transact the business that it now transacts and to own or lease the properties and assets that it purports to own or lease.

                  g. The execution performance and delivery of this Agreement and any promissory note or other instrument or agreement contemplated herein by Borrower has been duly authorized by all requisite corporate action on behalf of Borrower.

                  h. The Borrower will notify Secured Party in writing not fewer than 30 days in advance of any change in the Borrower's principal place of business or other business locations.

                  i. The execution, delivery and performance of this Agreement and any promissory note or other instrument or agreement contemplated herein by Borrower will not result in a breach of any terms or conditions of any other contract or agreement or in the acceleration of any other obligation of Borrower.
                  j. No consent or approval of any other person or entity that has not been obtained by Borrower is required before Borrower may execute, deliver and perform its obligations under this Agreement.

         6.       Covenants Concerning Collateral.   Borrower covenants that:

                  a. Borrower covenants, represents and warrants that there are presently no other secured creditors that are able to obtain priority over Secured Party concerning the Collateral or any proceeds of the Collateral except as may be indicated in Exhibit B hereto.

                  b. Borrower agrees to promptly execute and deliver any UCC Financing Statements reasonably requested by Secured Party for perfection or enforcement of this Agreement and the security interests created hereby, and to give good faith, diligent cooperation to Secured Party and to perform such other acts reasonably requested by Secured Party for perfection and enforcement of said security interests.

                  c. Borrower will defend the Collateral against all claims and demands of all persons. Borrower will keep the Collateral free from any lien, security interest, assignment or other encumbrances except for the security interest granted herein. Borrower will take all steps necessary or advisable to preserve rights against account debtors and other parties. Borrower will promptly and fully inform Secured Party of any matter or information that may come to its attention which might impair the validity or collectability of the Collateral or proceeds thereof. Borrower will not sell, transfer or further encumber or lien the Collateral in any way whatsoever except as may be contemplated by this Agreement.

                  d. Borrower will execute and deliver to Secured Party, at such times and in such form and containing such terms as Secured Party may require, instruments, documents and agreements evidencing all or any part of the indebtedness and such certificates of title, financing and continuation statements and other instruments as Secured Party may deem necessary or desirable to protect, perfect and preserve the security interest created herein. Borrower will pay all reasonable costs of filing and recording incurred by Secured Party in connection with the protection, perfection and preservation of the security interest. Furthermore, Borrower irrevocably appoints Secured Party its attorney-in-fact in Borrower's name and on its behalf to make, execute, deliver and file any instruments or documents and to take any action as Secured Party deems necessary or appropriate to protect and preserve the Collateral on behalf of and for the benefit of Secured Party.

                  e. Borrower will be responsible for all risk of loss and any damage to the Collateral. Borrower will (if applicable to the type of collateral indicated in Exhibit A) have and maintain insurance at all times with respect to the collateral against risks of fire (including so-called extended coverage), theft and such other risks as Secured Party may require and in the case of motor vehicles, collision insurance. All insurance with respect to the Collateral shall be written by such companies, on such terms, in such form and for such periods and amounts as may be satisfactory to Secured Party, and shall be payable to Secured Party and Borrower as their interests may appear on such policies, with annual premiums prepaid by Borrower. Borrower shall deliver the insurance policies to Secured Party upon request. Borrower hereby irrevocably appoints Secured Party as its agent to collect, compromise and settle any loss or claim payable under such policies and to endorse any loss payment or return premium check in Borrower's name and to apply the proceeds thereof to the satisfaction of the indebtedness in such manner as Secured Party shall determine.
Borrower shall give immediate written notice to Secured Party and to insurers of loss or damage to the Collateral and will promptly file proofs of loss with insurers.

                  f. Borrower will permit Secured Party or its agent to inspect and audit the Collateral, during normal business hours (or at other times, if Secured Party shall have notified Borrower in advance). Borrower will furnish to Secured Party copies of all records, documents and instruments which Secured Party may reasonably request solely as same relates to the Collateral.

                  g. Borrower shall pay its debts promptly as they become due.

                  h. Borrower shall not change its name without giving Secured Party notice not fewer than 30 days in advance. The notice shall set forth Borrower's new name and the date on which the new name shall first be used.

                  i. Borrower shall immediately deliver to Secured Party all certificates of title, or other such similar documents, to any Collateral for which such certificates are used.

         7. Right to Perform for Borrower. Secured Party may, in its sole discretion and without any duty to do so, elect to discharge taxes, tax liens, security interests, or any other encumbrance upon the Collateral, perform any duty or obligation of Borrower, pay filing, recording, insurance and other charges payable by Borrower, or provide insurance as provided herein if Borrower fails to do so. Any such payments advanced by Secured Party shall be repaid by Borrower upon demand, together with interest thereon from the date of advance until repaid at the rate of ten percent (10%) per annum.

         8. Default. Time is of the essence of thi s Agreement. The occurrence of any of the following events shall constitute a default under this
Agreement:

                  a. Any representation, warranty or covenant made by or on behalf of Borrower in this Agreement is materially false or materially misleading when made;
                  b. Borrower fails in the payment or performance of any obligation, covenant, agreement or liability created by or contemplated by this Agreement or secured by this Agreement;

                  c. Any default in the payment or performance of any amounts, obligation, covenant, agreement or liability under the Note; or

                  d.       Any default, as that term is defined in the Note.

         No course of dealing or any delay or failure to assert any default shall constitute a waiver of that default or of any prior or subsequent default.

         9. Remedies. Upon the occurrence of any default under this Agreement, Secured Party shall have the following rights and remedies, in addition to all other rights and remedies existing at law, in equity, or by statute or provided in the Note:

                  a. Secured Party shall have all the rights and remedies available under the Uniform Commercial Code:

                  b.       If Borrower fails to cure any default  within fifteen
(15) days after Borrower's receipt of written notice of default from Secured Party, Secured Party may sell, assign, deliver or otherwise dispose of any or all of the Collateral for cash and/or credit and upon such terms and at such place or places, and at such time or times, and to such person, firms, companies or corporation as Secured Party reasonably believes expedient, without any advertisement whatsoever, and, after deducting the reasonable costs and out-of-pocket expenses incurred by Secured Party, including, without limitation,
(1) reasonable attorneys fees and legal expenses, (2) advertising of sale of the Collateral, (3) sale commissions, (4) sales tax, and (5) costs for preservation and protection of the Collateral, apply the remainder to pay, or to hold as a reserve against, the obligations secured by this Agreement.

                  c. The rights and remedies herein conferred are cumulative and not exclusive of any other rights and remedies and shall be in addition to every other right, power and remedy herein specifically granted or hereafter existing at law, in equity, or by statute which Secured Party might otherwise have, and any and all such rights and remedies may be exercised from time to time and as often and in such order as Secured Party may deem expedient. Such remedies may be exercised singularly or concurrently. No delay or omission in the exercise of any such right, power or remedy or in the pursuance of any remedy shall impair any such right, power or remedy or be construed to be a waiver thereof or of any default or to be an acquiescence therein.
                  d. In the event of breach or default under the terms of this Agreement by Borrower, Borrower agrees to pay all reasonable attorneys fees and legal expenses incurred by or on behalf of Secured Party in enforcement of this Agreement, in exercising any remedy arising from such breach or default, or otherwise related to such breach or default. Borrower additionally agrees to pay all reasonable costs and out-of-pocket expenses, including, without limitation,
(1) reasonable attorneys fees and legal expenses, (2) advertising of sale of the Collateral, (3) sale commissions, (4) sales tax, and (5) costs for preservation and protection of the Collateral, incurred by Secured Party in obtaining possession of Collateral, preparation for sale, sale or other disposition, and otherwise incurred in foreclosing upon the Collateral. Any and all such costs and out-of-pocket expenses shall be payable by Borrower upon demand, together with interest thereon at ten percent (10.0%) per annum.

                  e. Regardless of any breach or default, Borrower agrees to pay all expenses, including reasonable attorneys fees and legal expenses, incurred by Secured Party in any bankruptcy proceeding of any type involving Borrower, the Collateral, or this Agreement, including, without limitation, expenses incurred in modifying or lifting the automatic stay, determining adequate protection, use of cash collateral, or relating to any plan of reorganization.

                  f. If Borrower shall be in default under this Agreement, Secured Party, immediately and at any time thereafter, may declare all of the indebtedness secured pursuant to this Agreement immediately due and payable, shall have all rights available in law or at equity, including, without limitation, specific performance of this Agreement or for an injunction against violations of any of the terms hereof, and the rights and all the remedies of a secured party under the New York UCC and any other applicable law.

         10. Notices. All notices or demands by any party hereto shall be in writing and may be sent by regular mail. Notices shall be deemed received when deposited in a United States post office box, postage prepaid, properly addressed to Borrower or Secured Party at the mailing addresses stated below or to such other addresses as Borrower or Secured Party may from time to time specify in writing. Any notice otherwise delivered shall be deemed to be given when actually received by the addressee. Additionally, copies of all notices or demands made by one party shall be faxed by such party to the other parties attorney on the same date as mailed.

         If to Borrower to:

                  c/o      Gary B. Wolff, Esq.
                           747 Third Avenue, 25th Floor
                           New York, NY 10017
                           (f) 212-644-6498

         If to Secured Party to:

                  c/o  Joseph B. LaRocco, Esq.
                  49 Locust Avenue - Suite 107
                  New Canaan, CT 06840
                  (f) 203-966-0363

         11. Indemnification. Borrower agrees to indemnify Secured Party for any and all claims and liabilities, and for damages which may be awarded against Secured Party and for all reasonable attorneys fees, legal expenses, and other out-of-pocket expenses incurred in defending such claims, arising from or related in any manner to the negotiation, execution, or performance of this Agreement, excluding any claims and liabilities based upon breach or default by Secured Party under this Agreement or upon the negligence or misconduct of Secured Party. Secured Party shall have sole and complete control of the defense of any such claims, and is hereby given the authority to settle or otherwise compromise any such claims as Secured Party in good faith determines shall be in its best interests.

         12. Litigation. Borrower represents that there are no actions, suits, investigations or proceedings pending or threatened against or affecting the validity or enforceability of the Note or this Agreement, any guaranty or any instrument, document or agreement concerning the Collateral or of which, if adversely determined, would have a material adverse effect on the financial condition, operations, business or properties of the Borrower, and there are no outstanding orders or judgments of any court or governmental authority or awards of any arbitrator or arbitration board against the Borrower except as may be indicated in Borrower's current Registration Statement on Form S-1 as filed with the SEC under File Number 333-59829 or in Exhibit D attached hereto.

         13.      Miscellaneous.

                  a. This Agreement is made for the sole and exclusive benefit of Borrower and Secured Party and is not intended to benefit any third party. No such third party may claim any right or benefit or seek to enforce any term or provision of this Agreement.

                  b. In recognition of Secured Party's right to have all its attorneys fees and expenses incurred in connection with this Agreement secured by the Collateral, notwithstanding payment in full of the obligations secured by the Collateral, Secured Party shall not be required to release, reconvey, or terminate any security interest in the Collateral unless and until Borrower and all Guarantors, if any, have executed and delivered to Secured Party general release in form and substance satisfactory to Secured Party.

                  c. Secured Party and its officers, directors, employees, representatives, agents and attorneys, shall not be liable to Borrower or any Guarantor, if any, for consequential damages arising from or relating to any breach of contract, tort, or other wrong in connection with or relating to this Agreement or the Collateral.

                  d. Borrower waives presentment, demand for payment, notice of dishonor, protest and any other notices or demands in connections with the delivery, acceptance, performance, default and enforcement of any promissory note or instrument representing all or any part of the indebtedness.

                  e. The provisions of this Agreement are binding on the heirs, executors, administrators, successors and assigns of Borrower and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

                  f.       [Deliberately deleted.]

                  g. Borrower will pay to Secured Party on demand any costs, expenses, reasonable attorneys' fees and their reasonable disbursements incurred or paid by Secured Party in protecting or enforcing its rights in the Collateral and in collecting any part of the indebtedness and such amounts extended pursuant to this section shall be added to the indebtedness.

                  h. Any delay, failure or waiver by Secured Party to exercise any right it may have under this Agreement is not a waiver of Secured Party's right to exercise the same or any other right at any other time.

                  i. If any provision of this Agreement or the application of any provision to any person or circumstance shall be invalid or unenforceable, neither the balance of this Agreement nor the application of the provision to other persons or circumstances shall be affected. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction only, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  j. In the interest of a speedy resolution of any lawsuit which may arise hereunder, Borrower and Secured Party waive a trial by jury in any action with respect to this Agreement and as to any issues arising relating to this Agreement.

                  k. If the  incurring of any debt by Borrower or the payment of any money or transfer of property to Secured Party by or on behalf of Borrower or any Guarantor, if any, should for any reason subsequently be determined to be "voidable" or avoidable" in whole or in part within the meaning of any state or federal law of the United States, (collectively "voidable transfers"), including, without limitation, fraudulent conveyances or preferential transfers under the United States Bankruptcy Code or any other federal or state law, and Secured Party is required to repay or restore any voidable transfers or the amount or any portion thereof, or upon the advise of Secured Party's counsel is advised to do so, then, as to any such amount or property repaid or restored, including all reasonable costs, expenses, and attorneys fees of Secured Party related thereto, the liability of Borrower and Guarantor, if any, and each of them, and this Agreement, shall automatically be revived, reinstated and restored and shall exist as though the voidable transfers had never been made.

                  l. The parties hereto expressly agree that this Agreement shall be governed by, interpreted under, and construed and enforced in accordance of the laws of the State of New York. Any action to enforce, arising out of, or relating in any way to, any provisions of this Agreement shall be brought exclusively, in the federal courts for the State of New York.

                  m. All references in this Agreement to the singular shall be deemed to include the plural if the context so requires and vice versa.Reference in the collective or conjunctive shall also include the disjunctive unless the context otherwise clearly requires a different interpretation.

                  n. All agreements, representations, warranties and covenants made by Borrower shall survive the execution and delivery of this Agreement, the filing and consummation of any bankruptcy proceedings, and shall continue in effect so long as any obligation to Secured Party contemplated by this Agreement is outstanding and unpaid, notwithstanding any termination of this Agreement. All agreements, representations, warranties and covenants in this Agreement shall bind the party making the same and its heirs and successors, and shall be to the benefit of and be enforceable by each party for whom made their respective heirs, successors and assigns.

                  o. This Agreement constitutes the entire agreement between Borrower and Secured Party as to the subject matter hereof and may not be altered or amended except by written agreement signed by Borrower and Secured Party. All other prior and contemporaneous understandings between the parties hereto as to the subject matter hereof are rescinded.

Dated:  July 9, 1999

Secured Party:                                      Borrower:
                                                    SWISSRAY INTERNATIONAL, INC.

________________________                            By: ________________________
                                                   Ruedi G. Laupper its Chairman
                                                   and President duly authorized

                                  SCHEDULE "A"
                  TO FINANCING STATEMENT AND SECURITY AGREEMENT

This FINANCING STATEMENT and SECURITY AGREEMENT covers, and the undersigned ("Debtor") hereby grants Southshore Capital, Ltd. ("Secured Party") a security interest in, the following types or items of property, as collateral for the payment and performance of all present and future indebtedness, liabilities, guarantees and obligations of Debtor to Secured Party: All "Receivables" and "Inventory", (as those terms are defined below), including packaging, raw materials and finished goods, and all money, and all property now or at any time in the future in Secured Party's possession (including claims and credit balances), and all proceeds of any of the foregoing, as that term is defined in the New York Uniform Commercial Code, (including proceeds of any insurance policies, proceeds of proceeds, and claims against third parties), all products of any of the foregoing, and all books and records related to any of the foregoing. Debtor agrees that said security interest may be enforced by Secured Party in accordance with the terms and provisions of all security and other agreements between Secured Party and Debtor, the New York Uniform Commercial Code, or both, but this document shall be fully effective as a security agreement, even if there is no other security or other agreement between Secured Party and Debtor.

For purposes of this Schedule A, the following terms have the following meanings:

"Inventory" means, with respect only to the Purchase Orders for Debtor's Products, listed on Schedule AA, all of Debtor's now owned and hereafter acquired goods, merchandise or other personal property, wherever located, to be furnished under any contract of service or held for sale or lease (including without limitation all raw materials, work in process, finished goods and goods in transit, and including without limitation all materials and supplies of every kind, nature and description which are or might be used or consumed in Debtor's business or used in connection with the manufacture, packing, shipping, advertising, selling or finishing of such goods, merchandise or other personal property, and all warehouse receipts, documents of title and other documents representing any of the foregoing.

"Receivables" means, with respect only to the Purchase Orders for Debtor's Products, listed on Schedule AA, all of Debtor's now owned and hereafter acquired accounts (whether or not earned by performance), letters of credit, contract rights, chattel paper, instruments, securities, documents and all other forms of obligations at any time owing to Debtor, all guaranties and other security therefor, all merchandise returned to or repossessed by Debtor, an all rights of stoppage in transit and other rights or remedies of an unpaid vendor, lienor or secured party.

                                            SWISSRAYINTERNATIONAL, INC.

                                              By:_______________________________
                                              Ruedi G. Laupper its Chairman  and
                                              President duly authorized